                    PRODUCT ADAPTATION
                    AND SUPPLY CONTRACT



THIS CONTRACT is made and entered into as of the 25th day of November, 1994, by and between Samsung Heavy Industries Co., Ltd., Kihung R&D Center, Located in Suwon, Korea (hereinafter referred to as "Buyer") and Amerigon, Inc. headquartered at 404 E. Huntington Dr., Monrovia, California 90638 (hereinafter referred to as "Seller").

     WHEREAS, Buyer is interested in having Seller (i) make recommendations regarding and (ii) design, develop and manufacture Electric Vehicle (EV) components and 2 EVs for Buyer's EV project;

     WHEREAS, Seller is interested in performing such work and has agreed with Buyer on the SAMSUNG AND AMERIGON MEETING MINUTES dated from 17 October 1994 to 20 October 1994 ("Meeting Minutes") in that regard, which Meeting Minutes reflect Seller's expectation that it will sell 48 sets of EV parts and 2 EVs;

     NOW, THEREFORE, in view of the foregoing premises and in consideration of the mutual covenants and promises contained in this Contract, Buyer and Seller agree as follows:

ARTICLE 1. CONTRACT SCOPE

1.1. In this Contract Buyer agrees to order the design, development and manufacture of 48 sets of EV components and 2 EVs for Buyer's EV project.

1.2. In this Contract, the Seller and the Buyer agree to the Meeting Minutes for completing this project. The Buyer has therefore decided to award the project to the Seller. Seller, therefore, in consideration of the payment to be made by the Buyer to the Seller, has agreed to enter into a Contract which will result in the development and manufacture of 50 sets of EV parts. Seller agrees to complete the design of the vehicle and manufacture and subassemble parts in the U.S. Final vehicle and frame assembly will be completed at the Seller's facility by Seller for two vehicles and for 40 vehicles at Buyer's facility by Buyer in Korea. Eight part sets will not be assembled and will be provided to Buyer as spare part kits. The vehicle's exterior will be the same as Buyer's prototype SEV-IV. The purposes of these vehicles are for Buyer's evaluation and normal driving on public roads in Korea. The specific tasks to be performed in connection with this Contract are set out and shall be limited to those set forth in Exhibit A, which is attached to and incorporated by reference in this Contract.

                                        PRODUCT ADAPTATION AND SUPPLY CONTRACT
______________________________________________________________________________


ARTICLE 2. SELLER'S RESPONSIBILITY

2.1. The Seller will complete the design and development, tooling, prototype evaluation, design validation and manufacturing of 50 sets of EV parts, meeting overall vehicle and components specifications and program schedule set forth in Exhibit's B, C and D.

2.2. The Seller will be responsible for manufacturing and procurement of all components as set forth in Exhibit E, which outlines procurement responsibility for both Seller and the Buyer.

2.3. Two of the Fifty EV part sets will be assembled by Seller for final evaluation and will be sent to Buyer to be approved by Buyer, and forty-eight sets of the EV parts will be supplied to Buyer for final vehicle and frame assembly in Korea.

2.4. The Seller will assist Buyer and will provide sufficient technical support to assure successful completion of vehicle assembly in Korea. This includes technical support to Buyer and its supplier for final frame and vehicle assembly and body in white components manufacturing.

2.5. The Seller will prepare and deliver to the Buyer all the detail and master drawings, analysis report and testing results, process documentation and assembly procedures.

2.6. The Seller will be responsible for component packaging suitable for Sea shipment to Korea. (all shipments will be F.O.B. Seller's facility).

2.7. The Seller will be responsible for all deliverables as outlined in Exhibit A ( Program Scope ), Exhibit D ( Program Schedule ) and Exhibit E ( Procurement Responsibility ).

2.8. The Seller will provide Buyer with all the fixtures and jigs for final frame assembly in Korea and all the program specific component tooling after completion of the work. The fixtures and jigs for final vehicle assembly will be designed by Seller and fabricated by Buyer.

2.9. The Seller will install Climate Control Modules in the driver and passenger seats of each vehicle.


ARTICLE 3. BUYER'S RESPONSIBILITY

3.1. The Buyer shall provide Seller with a clay model, specifications, requirements and will continuously assist Seller to assure successful program completion as outlined in Exhibit D.

                                        PRODUCT ADAPTATION AND SUPPLY CONTRACT
______________________________________________________________________________


3.2. The Buyer is responsible for shipping and obtaining all relevant documents needed for the importation of the parts and two prototype vehicles into the Buyer's country. This includes all the import fees and taxes imposed in Buyer's country.


 3.3. The Buyer will be responsible for final frame and vehicle assembly in Korea. The fixtures and jigs for vehicle assembly will be fabricated by Buyer.

 3.4. The Buyer and Seller are responsible for procurement of components according to Exhibit E.


ARTICLE 4. CONTRACT PRICE

4.1. The total contract price for completion of the work hereto is:

       USD 8,252,000. (Eight Million, Two Hundred Fifty-two Thousand U.S. Dollars only).

4.2. The Contract Price includes all design & development, component tooling & prototype frame assembly fixtures, prototype build, evaluation & design validation, production of 48 vehicle part kits, completion of 2 vehicles and technical support.

4.3 The Contract Price includes all taxes, including income taxes, duties, fees, levies, customs duties and other charges of any such kind, levied in connection with this Contract or its performance imposed in the Seller's country. A condition of this provision is that all deliverables under this Contract will be shipped directly to a non-U.S. destination (i.e. Korea).

4.4. The Contract Price excludes incoming and/or withholding taxes as well as any duties, customs, duties, fees, levies and other charge whatsoever levied in connection with this Contract or its performance which may be payable in the Buyer's country. Any of the above mentioned taxes, duties, fees, levies, charges, and etc. shall, if they occur, be borne and paid for by the Buyer. The Buyer shall consequently indemnify and keep the Seller harmless from any of the above-mentioned taxes, duties, fees, levies, charges and etc.

4.5. If significant changes are made and agreed to by Buyer and Seller in the specifications or scope of work to be performed under this Contract which will result in increased or decreased costs incurred by Seller, Buyer and Seller will negotiate an appropriate change in the Contract Price.

                                        PRODUCT ADAPTATION AND SUPPLY CONTRACT
______________________________________________________________________________


ARTICLE 5. TERMS OF PAYMENT

5.1. The Contract Price stated in Article 4.1, shall be paid by the Buyer (via Bank Transfer) as follows;

        a) 20% of the Contract Price shall be paid as an advance payment within fourteen (14) days after execution of this Contract by Seller and Buyer.

        b) 20% of the Contract Price shall be paid fourteen (14) days after completion of vehicle design and shipment of the first drawing package to Buyer.

        c) 15% of the Contract Price shall be paid fourteen (14) days after shipment of two (2) prototype vehicles.

        d) 35% of the Contract Price shall be paid fourteen (14) days after shipment of forty-eight (48) part kits.

        e) 10% of the Contract Price shall be paid fourteen (14) days after Buyer completes the assembly of forty (40) vehicles or, in any case, within six months of shipment to Buyer of the 48 part kits in (d) above.

5.2. The Buyer shall not be responsible for any deduction or retention of payments by the Buyer to the Seller as may be imposed by law or as a result of any other circumstances beyond the Buyer's control.


ARTICLE 6. PERFORMANCE OF WORK AND REMEDIES

6.1. Performance Of Work: The Seller and Buyer will use reasonable care in performing the work which each is required to perform pursuant to Article 1 above and Exhibit A. At the completion of each phase of the Contract, Seller will deliver to Buyer the deliverables referenced in Article 2.

6.2. Remedies: If Seller fails to use reasonable care in performing any task that is included in the Contract which Seller is required to perform pursuant to Article 1 and 2 above and Exhibit A, Buyer will give notice to Seller of such failure. If Seller fails or neglects to carry out the Remedy or fails to perform any provision of this Contract, the Buyer may after forty-five (45) day's written notice to the Seller, and without prejudice to any other remedy he may have, make good such deficiencies, and the Buyer's costs thereon shall be deducted from the sums then or thereafter due to the Seller. Buyer's costs under this paragraph will be limited to reasonable market rate costs for the deficient items.

                                        PRODUCT ADAPTATION AND SUPPLY CONTRACT
______________________________________________________________________________


ARTICLE 7. WORK PRODUCT

7.1 All designs, drawings, specifications, technical data, plans, instruments and other work product produced by, through, or on behalf of, the Seller in the performance of this Contract shall be, at all times, the property of the Buyer, and the Buyer is vested with all rights therein.


ARTICLE 8. GUARANTEE

8.1. This guarantee is valid for a period of twelve (12) months from the date of receipt of parts by Buyer.

8.2. The Seller guarantees that the goods are new and meet the specifications set forth in Exhibits B, C and D, but only to the extent that Seller has procurement responsibility for related components per Exhibit E.

8.3. Should the goods or any parts thereof be repaired, replaced or altered at Seller's expense to fulfill the guarantee, the Seller shall provide a new guarantee of the same conditions for such materials being required, replaced or altered for a period of twelve (12) months from the date of completion of such remedial work.

8.4. The Buyer shall notify the Seller in writing without delay, and no later than 20 days after the date on which the defect appeared, of any defect that has appeared and shall give the Seller every opportunity to inspect and remedy them.

8.5. Should the Seller fail to take such remedial action within 30 days, the Buyer may, at its option, take remedial action at the Seller's expense or select to accept the goods not meeting the specifications herein with adjustment in the purchase price. Any expenses charged to Seller by Buyer under this provision will not exceed reasonable market prices for the items involved.


ARTICLE 9. LIABILITY

9.1. The Seller will not knowingly incorporate in any drawing or other document furnished to Buyer under this Contract any copyrighted material or patented concept of a third party without first notifying the Buyer.

9.2. Recognizing that final vehicle assembly is the responsibility of the Buyer and control over the use of the vehicles resides with Buyer, Buyer indemnifies and holds harmless Seller against any claims for loss or injury, involving components, assemblies, or vehicles designed or delivered under this Contract, made against Seller by Buyer's employees or agents or by third parties.

                                        PRODUCT ADAPTATION AND SUPPLY CONTRACT
______________________________________________________________________________


9.3. In no event the Buyer or Seller shall be liable for indirect or consequential damages.


ARTICLE 10. FORCE MAJEURE

10.1. In this Contract, the event of Force Majeure shall mean

      a) flood, storms and other natural disasters, war, civil commotion, hostilities, rebellion, insurrection, strikes, freight embargo, acts of ordinances of governmental or state authorities of both countries.

      b) any other circumstances like or unlike foregoing, which are beyond the reasonable control of the party affected.

10.2. Upon learning of an event of Force Majeure which threatens its performance hereunder, a party shall give the written notice thereof immediately to the other parties hereto. Upon request of the other parties, such a party shall provide further information concerning such an event.

10.3. In case of Force Majeure continues for more than 180 days, the Buyer shall, without prejudicing the other rights under this Contract, have the right to terminate this Contract.


ARTICLE 11. TERM AND TERMINATION

11.1. This Contract shall be effective as of the date written in the first paragraph (unnumbered) of this Contract and expire upon the delivery of all deliverables and completion of payments under the contract, unless earlier terminated as provided in Section 11.2 below.

11.2. Either party may terminate this Contract immediately upon written notice to the other party if the other party breaches any material obligation under this Contract and fails to cure such breach within sixty (60) days after being given written notice of such breach.

11.3. Either party may terminate this Contract immediately upon written notice to the other party if one of the parties goes into liquidation, bankruptcy proceedings are initiated against it, a receiver of its assets is appointed, a general assignment for the benefit of its creditors is made or if substantial change in the legal status, ownership or management takes place. The same shall apply if force majeure for a period of more than 180 days.

11.4 The rights and obligations of the parties under Sections 8, 9, and 13 above shall survive termination or expiration of the Contract.

                                        PRODUCT ADAPTATION AND SUPPLY CONTRACT
______________________________________________________________________________


ARTICLE 12. MISCELLANEOUS

12.1. Any modifications or amendments to this Contract are only valid if made in writing to this Contract and if duly signed by the parties.

12.2. The language to be applied during the performance of the Contract is English. All documents or correspondences shall be in English.

12.3. Should one or more stipulations of this Contract be held to be invalid, unenforceable or illegal for any reason, the other stipulations of this Contract shall nevertheless remain effective. In such case the hiatus in the Contract shall be filled by valid provision coming as close as possible to what the parties had intended if they had known the invalidity of the respective stipulations.

12.4. Each party shall not assign the Contract or any part thereof, without the written consent of the other party.


ARTICLE 13. ARBITRATION

13.1. The Buyer and Seller shall use their best efforts to settle any claimed breach, dispute or controversies of this Contract, making a good-faith effort to reach a just and equitable settlement satisfactory to both parties. If the claim is not settled by the senior executives of the parties at that meeting, then, unless the parties otherwise agree in writing, it shall be finally settled by arbitration in accordance with the UNCITRAL Arbitration Rules in effect on the date of this Contract. Such arbitration shall be the sole and exclusive remedy between the parties with respect to such claim. Such arbitration shall be held in Los Angeles, California, U.S.A.

13.2. The dispute referred to arbitration is not a reason to stop the fulfillment of the other contractual obligation by the parties.


ARTICLE 14. PATENTS

14.1. The Seller shall be responsible for any infringement with regard to patent, utility model, trade-mark or design in the EV project whether in the Buyer's country or any other country or place. In the event that any dispute relating to such right or rights might arise, Buyer shall be entitled to cancel this Contract at his own accord and shall remain immune from any liability and responsibility for whatever arises from such dispute.

14.2. The Seller shall be solely responsible therefore and shall defend, reimburse, indemnify and keep the Buyer innocent thereof at the Seller's risk and expense.

                                        PRODUCT ADAPTATION AND SUPPLY CONTRACT
______________________________________________________________________________


ARTICLE 15. OBSERVANCE OF SECRECY

15.1 During the term of this Contract, the Seller shall hold confidential and will note disclose in any manner to any third party or parties any information concerning all information furnished by the Buyer under this Contract.


ARTICLE 16. SIGNATURE

IN WITNESS WHEREOF, this Contract to be executed by their duly authorized representatives on the day and year first above written.

AMERIGON, INC.                               SAMSUNG HEAVY INDUSTRIES, INC.


By:        /s/ ZAYA S. YOUNAN                By: /s/ JU WHA JEONG
   --------------------------------             -------------------------------


           Zaya S. Younan                         Ju Wha Jeong
   --------------------------------             -------------------------------


   Title:  Vice President                    Title:   Vice President
   --------------------------------             -------------------------------


   Date:   November 25, 1994                 Date:    November 25, 1994
   --------------------------------             -------------------------------

                                  EXHIBIT A

                           Work Scope & Program Cost
                                   Breakdown

                                   EXHIBIT A
                                  WORK SCOPE


 ITEM                                          AMERIGON       SAMSUNG           REMARK
------------------------------------------------------------------------------------------------------------------

1 STYLING &
  SKIN (POINT & CARVE)                                          O                SAMSUNG WILL PROVIDE SKIN
                                                                                 DATA (COMPUTER DATA & DRAWING)
------------------------------------------------------------------------------------------------------------------
2 SKIN FAIRING; CURVE
  DATA - SURFACE DATA                           O                                MAKING SMOOTH SURFACE USING CAD
                                                                                 SYSTEM
------------------------------------------------------------------------------------------------------------------
3 ENGINEERING

- PACKAGE LAYOUT                                0               0              - SAMSUNG WILL PROVIDE BASIC
                                                                                 LAYOUT DRAWING

- MASTER DRAWING                                0                              - AMERIGON MUST MEASURE
                                                                                 ACCURATE CHASSIS
                                                                                 MOUNTING POINT (SENTRA
                                                                                 93,94 MY)
- DETAIL DRAWING                                0

- ASSY DRAWING                                  0                              - SAMSUNG WILL PROVIDE
                                                                                 COLOR COMBINATION CHART
- INSTAL DRAWING                                0
-------------------------------------------------------------------------------------------------------------------
4 PROTOTYPE VEHICLE (2)                         O                                INCLUDE ALL PARTS
-------------------------------------------------------------------------------------------------------------------
5 TOOLS & FIXTURE                               O                                ALL COMPONENTS AND FRAME
                                                                                 ASSEMBLY FIXTURES
-------------------------------------------------------------------------------------------------------------------
6 PARTS (48)                                    O              O                 SEE PROCUREMENTS
                                                                                 RESPONSIBILITY (EXHIBIT E)
-------------------------------------------------------------------------------------------------------------------


- Amerigon must control all the sub-companies which provide components to Amerigon for this EV project, in order to well correspond between Samsung and sub-companies under Amerigon's control.

- Amerigon must design new SEV IV and all engineering drawings, however, maintaining SEV III styling (exterior & interior) only.

- Samsung can not provide parts drawing because there is no drawing about SEV III (That is hand made product).

- Samsung use CATIA computer system, so Amerigon must provide above mentioned drawing by CATIA data and/or paper drawing. (Preliminary Release;
  APR. 30, 1995, Final Release: OCT. 30, 1995).

- Amerigon must make new EPL (Engineering parts List) Reference to the Attachment Detail Parts List (15 pages).


                                       1 of 3

                                 DEVELOPING FLOW

                             [Development Flowchart]

                                  ACTIVITIES
                                  DEFINITION

- DESIGN AND DEVELOPMENT

  Amerigon will perform the necessary design and analyses required to verify the existing Samsung body and frame design for their SEV. This includes completing the body design (interior and exterior) with all the electrical and component system integration. Amerigon will be responsible for developing all the master and detailed drawings and tooling for limited volume manufacturing purposes. This includes all the fit and function trials on prototype components. During this period Samsung will have engineering staff available at Amerigon for training and program coordination with Korea. In addition, we will hold meetings as required in Korea and the U.S. to discuss the program status. Amerigon to supply the drawings necessary to fabricate the parts that Amerigon has designed. For the skin-related interior and exterior body and trim pieces and complicated cast pieces, Amerigon will supply section and part drawings. Amerigon will not supply detailed drawings for carry-over parts but will provide the outline package.

- COMPONENT TOOLING & PROTOTYPE ASSEMBLY FIXTURES

  Amerigon (including our suppliers) will design and assemble the component tooling suitable to manufacture 50 sets of electric vehicle parts. All the tooling with the exception of carryover parts will be manufactured by Amerigon. Tooling will include simple assembly fixtures for completion of the two vehicles and fixtures for final frame assembly in Korea. The deliverables for this activity to Buyer are all the engineering drawings and reports

- PROTOTYPE BUILD, EVALUATION & DESIGN VALIDATION

  Amerigon will build two complete vehicles for basic performance, stability and limited durability testing. These two completed vehicles will be shipped to Samsung for their final approval. Amerigon will purchase all the necessary components to complete these two vehicles including the carryover parts. Amerigon will also provide Samsung with all the needed information including company names, addresses, and product description, etc., for carry-over parts. The deliverables for this activity to Buyer are two (2) completed Evs.

                                  ACTIVITIES
                                  DEFINITION

- PRODUCTION OF PARTS

  Amerigon will manufacture two completed vehicles and 40 sets of parts as assembly kits that will include sub-assembled components as outlined in Procurement Responsibility. We will also manufacture 8 complete sets of parts for use as spares. Amerigon will also provide an experienced engineer on-site to assist Samsung with final vehicle assembly limited to the time period shown in the program schedule. The deliverable for this activity to Buyer are 48 sets of part kits.

- TECHNICAL SUPPORT

  Amerigon will do technical support for body in white component assembly in Korea with his expense including freight, meal, accommodation charge irrespective of the period.

- Technical Support

  - Request information for Korea Homolgation

  - Owner's Manual

  - Service Manual

  - Assembly Manual

  - Engineering Part List

  - Tool and Jigs List

AMERIGON
------------------------------------------------------------------------------

                           SUMMARY OF PROPOSAL COSTS

       PROGRAM ACTIVITY              AMERIGON'S FINAL PROPOSAL QUOTATION
                                              SUBMITTED 9-29-94
------------------------------------------------------------------------------
 Design & Development                                   $1,750,000
------------------------------------------------------------------------------
*Component Tooling &                                    $2,827,500
 Prototype Assembly
 and Fixtures (Includes
 RTM Tooling)
------------------------------------------------------------------------------
 Prototype Build,                                       $1,105,200
 Evaluation & Design
 Validation
------------------------------------------------------------------------------
*Production of 48                                       $2,230,750
 Vehicle Part Kits
------------------------------------------------------------------------------
 Installation of Climate                                   $90,000
 Control System in the seats
------------------------------------------------------------------------------
 Tooling Cost for Final                                    $92,850
 Frame Assembly (Jigs & Assembly
 Fixtures)
------------------------------------------------------------------------------
 Technical Support for                                     $72,000
 Body in White
 Component Assembly
 in Korea
------------------------------------------------------------------------------
 Packaging Cost                                            $83,700
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 TOTAL                                                  $8,252,000
------------------------------------------------------------------------------
------------------------------------------------------------------------------

*Note: The tooling cost includes RTM for body components. The cost for production of 48 vehicles includes new responsibility for additional parts. See attached revised procurement responsibility.

                                   EXHIBIT B

                          Preliminary Overall Vehicle
                                 Specification

                                   EXHIBIT B
                   Preliminary Overall Vehicle Specification
                               for Samsung SEV-IV

1.0  VEHICLE TYPE
     Passenger: 4
     Type:      2 Door Hatch Back
     Drive:     Front Wheel (Motor Direct Drive)

2.0 PHYSICAL DIMENSIONS
     Overall Length:          4,055 mm
     Width:                   1,675 mm
     Height:                  1,490 mm
     Wheelbase:               2,485 mm
     Track Front:             1,440 mm
            Rear:             1,425 mm
     Curb Weight:             1,400 kg (target)
     Weight Distribution:     50/50 With One Occupant

3.0 CLEARANCES
    Nominal Ground Clearance:                 165mm
    Depth of pothole that can be cleared:     N.A.
    Angle of ramp that can be cleared:        15 DEG. (Min.)
    Approach Angle:                           17 DEG. (Min.)
    Departure Angle:                          17 DEG. (Min.)
    Height of curb that can be cleared:       N.A.
    Front wheel to fender:                  Amerigon recommends 30-40 mm
                                            (Samsung to verify)

    Rear wheel to fender:                   Amerigon recommends 30-40 mm
                                            (Samsung to verify)

4.0 ACCELERATION AND POWER
    Acceleration:          0 to 400 m:   21.0 sec.
                           0 to 100 kph: 16 sec.
    Max. Speed:            More than 120 km/h
    Hill Climbing Ability: 20% Min. at 15 kph for up to 5 Min.

                        VEHICLE SPECIFICATION CONT.

5.0 RANGE (MAINTENANCE FREE LEAD ACID BATTERY)

    Constant Speed (40 kph): More than 150 km
    City Drive (Seoul):      More than 60 km

6.0 BRAKE
    Performance
          60 to 0 kph:                   43 m (max.)
          30 to 0 kph:                   18 m (max.)
          Max. Speed to 0 kph:           75 m
          Max. deceleration by brakes:   1g (max.)
          Wet Pavement 60 to 0 kph:      52 m (max.)
 Uniformity of braking deceleration
       Spec to be developed by Samsung
 Regeneration before brake application
       Up to 0.3 g (Adjustable by controller) when acceleration pedal is fully lifted. Maximum regen must be adjustable by Samsung
 Regenerative during brake application
       Up to 0.6 g (Adjustable by controller) when accelerator is fully lifted. Maximum regen must be adjustable by Samsung
 Response Time
      Response Time from pedal application: 100 msec (max.)
      Response Time from pedal release: 100 msec (max.)
 Vehicle stability during braking
       Must be able to maintain control under heavy braking.
       Maximum 0.25 degree yaw.
 Brake noise:   Less than 50 db
 Parking Brake: Meets FMVSS standards

7.0 SUSPENSION
    According to Basic Vehicle (Carry Over)

8.0 TIRE AND WHEEL
    Tire Size:        175/70/R13 - use Goodyear Invicta GLR
    Temp.:            T105/70/D14
    Wheel Size:       5.5 J x 13

                              VEHICLE SPECIFICATION CONT.

9.0  HANDLING
     Lateral Acceleration:         0.75 g (min.)
     Degree of body roll:          3.5 degree max. at 0.5 g
                                   5.0 degree max. at max. accel.
10.0 DRIVE TRAIN
     Motor & Controller Type:      AC Induction
     Power:                        Satisfy Vehicle Performance
     Energy Used:                  Satisfy Driving Range
     Transmission Type:            Single Speed
     Final Drive:                  Differential

11.0 OCCUPANT INTERACTION
     Display Supported:
          Speedometer, Odometer, Turn Signal, Drive Engaged, Battery Level, Motor Temp., Lights for Brake, High Beam Low Energy Remaining, Seat Belt, Door Opening, Hood Opening, Refer to Ordering Spec.

12.0 OCCUPANT PROTECTION AND SAFETY
     Crash Worthiness:        Per Amerigon's Specification (Do not do vehicle
                              tests, Simulation only)
     Seat Belts:              Frame will be hard points for 3 points belts
     High Voltage Isolation   Incorporated in controller
     High Voltage Crash Disconnect
     Battery Containment Requirements
     Fail-safe models for loss of power brakes and steering revert to manual
     Field of Vision:        According to Samsung SEV - III
     Do not start*:          At Charging
                             To prevent quick start, driver has to foot brake pedal when start

13.0 DURABILITY
     Warranty:      1 year 24,000 km (min.)
     Target Life
            Batteries:          1,000 Recharge cycle
            Brakes:             120,000 km
            Shock Absorbers:    150,000 km
            Tire:               50,000 km

      Battery pack replacement in field service possible

                     VEHICLE SPECIFICATION CONT.

14.0 MAINTENANCE
     Periodic maintenance:    Check transmission oil
                              Check coolant

15.0 ENVIRONMENT
     Temp. Range:       -20 DEG. C to 40 DEG. C Operating
                        -40 DEG. C to 85 DEG. C Storage
     Humidity Range:    0 to 100% Non-condensing
     Rain on Chassis:   Must not damage or impair function
                        Must not allow any current leakage from/into electrical system

16.0 INTERFACES
     Electrical Supply to Charger:      220 V 15 Amps. 60 Cycles
     Test Equipment Interface:          RS 232 C
     Tow hooks and towing provisions 2 in front, 1 in rear
     Vehicle ID Number:                 Assigned by Samsung
     Require warning level:             SAE standard on high voltage
                                        systems

                                   EXHIBIT C

                            Component Specification

                                   EXHIBIT C
                    SAMSUNG SEV - IV COMPONENT SPECIFICATION


               ITEMS                                  REMARKS
-------------------------------------------------------------------------------
transmission   single speed                           same
-------------------------------------------------------------------------------
brakes         carry over                             same
               vacuum assist
-------------------------------------------------------------------------------
suspension     carry over                             same
-------------------------------------------------------------------------------
tires          175/70 R 13                            Amerigon recommends using
               T105/70 D 14                           Goodyear Invicta GLR model
                                                      for low rolling resistance
-------------------------------------------------------------------------------
wheels         5.5  J x 13                            same
               wheel covers
-------------------------------------------------------------------------------
instruments    digital clock                          same
               gauges:
                speedometer                           Amerigon will also include
                trip odometer                         the Energy Management
                motor temp                            System
                current meter                          -display screen control
                battery level meter                     panel
                warning lights
                turn signals
                brake/parking brake
                EV failure
                door ajar
                low battery
                high beam
                fog lamp
                seat belt
                rear glass heating
-------------------------------------------------------------------------------
glass          windscreen: laminated                  same
               door: tempered
               back: tempered with
               heater (on timer)
-------------------------------------------------------------------------------
seats          front:                                 same
                bucket type
                level to slide
                level to recline
                head rest: up/down
               rear:
                fixed bench
                head rests
               cloth covering
-------------------------------------------------------------------------------

                         COMPONENT SPECIFICATION CONT.

                ITEMS                                    REMARKS
-------------------------------------------------------------------------------
interior        console:                                 same
                 with storage box
                 power window switch
                ash tray: in dash
                rear mirror: day/night
                dual cloth visors
                formed cloth headliner
                door trim:
                 cloth in center
                door speakers
                trunk trim: fiberboard
                pillar trim:
                carpet
                assist grip: passenger
                coat hanger: rear seat
                glove box: w/o lock
-------------------------------------------------------------------------------
exterior        bumper: 2.5 mph                          same
                        body color
                door handle and trim
                 standard color
                mirrors: manual remote
                         body color
                glass seal: black PVC
                wheelwell liners
                tow hooks: front and rear
                badges: film type
-------------------------------------------------------------------------------
Audio           ETR + cassette                           same, with the
                antenna: induction type                  exception of external
                on glass                                 antenna
                speaker: in front doors
                         5" or larger
-------------------------------------------------------------------------------

                         COMPONENT SPECIFICATION CONT.



                       ITEMS                             REMARKS
-------------------------------------------------------------------------------
Electrical             exterior lamp                     same
                       head lamp with turn
                       signal (semi-sealed
                       halogen type)
                       front fog lamp
                       rear combo lamp
                       license plate lamp
                       interior lamp
                       single horn
                       power windows
                       12V 60 AH aux btty
                      switches and controls:
                       fog lamp
                       hazards
                       power windows
                       door lock
                       emergency
                       direction (fwd, n, rev)
                       brake lights
                       horn
                       window heater
                       washer and wiper
                       variable intermittent
                       low and high settings
-------------------------------------------------------------------------------
Heating                four speed fan                    same
                       rotary temp switch
-------------------------------------------------------------------------------
Climate Controlled     CCS module in seat                Amerigon recommends
Seat (option)          control switch on console         using optional unit
-------------------------------------------------------------------------------

                                   EXHIBIT D

                          Summary of Program Schedule

                                                                    Page 1 of 4
AMERIGON
--------------------------------------------------------------------------------------------------------
SAMSUNG SEV - IV PRELIMINARY PROGRAM SCHEDULE
--------------------------------------------------------------------------------------------------------
                                     9   10   11   12   1   2   3   4   5   6   7   8   9   10   11   12
--------------------------------------------------------------------------------------------------------
Amerigon to provide original             +
proposal

Draft and finalize agreement for
Samsung's approval                        ---

Technical discussion in Korea              XX
     - SEV III review                      --
     - digitized SEV-IV data               +
     - define contact names                +
     - define COP, materials,              +
       and processes from
       detailed parts list

Packaging
     Preliminary skin fairing,               ----
     component selection,
     layout

Frame Engineering                                XXXXXXXXXXXXXXXXXXXXXXXX
     - Design                                    --------------
     - Tooling                                               -----------
     - Manufacture parts                                             -----

Body Engineering                                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     - Design: Check surfaces,                   ---------------------
       rebating, styling, exterior
       parts                                                 -----------------
     - Tooling
     - Manufacture parts                                              -----------



AMERIGON
--------------------------------------------------------------------------------------------------------
SEV - IV PRELIMINARY PROGRAM SCHEDULE (CONT.)
--------------------------------------------------------------------------------------------------------
                                     9   10   11   12   1   2   3   4   5   6   7   8   9   10   11   12
--------------------------------------------------------------------------------------------------------
Mechanical Systems                              XXXXXXXXXXXXXXXXXXXXXXXXXX
   - Design and layout                          ------------------ . . . .
   - Tooling                                                  ----------
   - Manufacture parts                                                  --

Interior Engineering                            XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
   - Layout and ergonomics                      ----
   - IP design and layout                         -----------------------
   - IP tooling                                                 ----------------
   - IP parts manufacture                                                . . .---
   - Door design and layout                     ---------------------
   - Door tooling                                                  ------------
   - Door parts manufacture                                        . . . .--------
   - Trim/seats/rebate design                          -------------------
   - Trim/seats/rebate tooling                                   ------------------
   - Trim/seats/rebate parts                                            . . .-----
     manufacture

Electrical Engineering                          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX X X X X
   - Design                                        ------------------------
   - Procure parts                                              ----------------- - - - - - -

Prototype Construction                                                         XXXXXXXXXXXXXXX
   - Frame                                                                     ----
   - Mechanical system                                                           ------
   - Interior                                                                           ----
   - Body                                                                               ----
   - Electrical                                                                       ------
   - Testing                                                                              . . --


                                                                    Page 3 of 4

AMERIGON
--------------------------------------------------------------------------------------------------------
SEV - IV PRELIMINARY PROGRAM SCHEDULE (CONT.)
--------------------------------------------------------------------------------------------------------
                                     9   10   11   12   1   2   3   4   5   6   7   8   9   10   11   12
--------------------------------------------------------------------------------------------------------
Ship 2 units to Samsung                                                                  +

Samsung review 2 prototypes                                                              --
during testing at Amerigon

Samsung agrees to release of                                                                +
parts

Samsung agrees to release of                                                                +
tools                                                                                 XXXXXXXXXXXXXXXXX
                                                                                      ----
Amerigon builds 48 kits                                                                   -----
   - Frame parts build                                                                       ------
   - Frame sub-assemblies                                                                     ------
   - COP procurement                                                                           ------
   - Kit assembly                                                                         XXXX
   - Ship kits to Samsung                                                                 --

Ship tools to Samsung                                                                      --
   - Packing
   - Ship



AMERIGON
--------------------------------------------------------------------------------------------------------
SEV - IV PRELIMINARY PROGRAM SCHEDULE (CONT.)
--------------------------------------------------------------------------------------------------------
                                     9   10   11   12   1   2   3   4   5   6   7   8   9   10   11   12
--------------------------------------------------------------------------------------------------------
Amerigon prepares drawings                                      -------------------------. . .

Amerigon prepares operator                                                              ----------
manual

Amerigon prepares service                                                               ----------
manual

Amerigon provides technical                                                                  ----------
advice on kit assembly

Amerigon provides preliminary                      +
layout

Amerigon provides final layout                                    +

Amerigon provides                                                                 +
homologation documents

Amerigon provides preliminary                      +
engineering parts list

Amerigon provides 2 revisions                                          +               +
of final engineering parts list

Amerigon provides preliminary                      +
assembly tooling list

Amerigon provides final                                                +
assembly tooling list


         _________________________________________________________


                                 EXHIBIT E



                        Procurement Responsibility


         _________________________________________________________

                                           DETAIL PARTS BODY
                                                   &
                                     PROCUREMENT RESPONSIBILITY


                                                                                LIMITED PRODUCT
                                                                   ---------------------------------------------

1000   BODY                   QTY   COP/NEW   MATERIAL   PROCESS   ENGINEERING     TOOLS    PROTO(2)   PARTS(48)       REMARKS
---    --------------------   ---   -------   --------   --------  -----------   --------   --------   ---------   ---------------
1100   SPACE FRAME & PANEL                                                                                         ASSY IN SAMSUNG
1101   UNDERBODY FRAME         *      NEW        AL                 AMERIGON     AMERIGON   AMERIGON   AMERIGON
1102   UNDERBODY PANEL         *      NEW     PLASTIC               AMERIGON     AMERIGON   AMERIGON   AMERIGON
1103   FRONTEND FRAME          *      NEW        AL                 AMERIGON     AMERIGON   AMERIGON   AMERIGON    I/FR BPP FRAME
1104   SIDE FRAME              *      NEW        AL                 AMERIGON     AMERIGON   AMERIGON   AMERIGON
1105   ROOF STRUCTURE FRAME    *      NEW        AL                 AMERIGON     AMERIGON   AMERIGON   AMERIGON
1106   FRONT FRAME             *      NEW        AL                 AMERIGON     AMERIGON   AMERIGON   AMERIGON
1107   REAR FRAME              *      NEW        AL                 AMERIGON     AMERIGON   AMERIGON   AMERIGON    I/FR BPR RAIL
1108   WHEELHOUSE FRONT PANEL  1      NEW     PLASTIC               AMERIGON     AMERIGON   AMERIGON   AMERIGON
1109   WHEELHOUSE REAR PANEL   1      NEW     PLASTIC               AMERIGON     AMERIGON   AMERIGON   AMERIGON
1200   COVER PLATE                                                                                                 RTM NOTE:
1201   SIDE PANEL             1/1     NEW       FRP      RTM        AMERIGON     AMERIGON   AMERIGON   SAMSUNG     AMERIGON TO
1202   FRONT FENDER, LH/RH    1/1     NEW       FRP      RTM        AMERIGON     AMERIGON   AMERIGON   SAMSUNG     INVESTIGATE TOOL
1203   ROOF                    1      NEW       FRP      RTM        AMERIGON     AMERIGON   AMERIGON   SAMSUNG     COST AND TIMING
1204   FRONTEND PANEL (COWL)   *      NEW       FRP      RTM        AMERIGON     AMERIGON   AMERIGON   SAMSUNG     OF THE RTM PARTS.
1205   REAREND PANEL           *      NEW       FRP      RTM        AMERIGON     AMERIGON   AMERIGON   SAMSUNG
1300   HOOD
1301   PNL-HOOD OUTER          1      NEW       FRP      RTM        AMERIGON     AMERIGON   AMERIGON   SAMSUNG     SEE RTM NOTE
1302   PNL-HOOD INNER          1      NEW       FRP      RTM        AMERIGON     AMERIGON   AMERIGON   SAMSUNG
1303   HINGE ASSY-HOOD, LH     1    COP/NEW    STEEL                AMERIGON     AMERIGON   AMERIGON   AMERIGON
1304   HINGE ASSY-HOOD, RH     1    COP/NEW    STEEL                AMERIGON     AMERIGON   AMERIGON   AMERIGON
1305   STAY ROD                1      NEW      STEEL                AMERIGON     AMERIGON   AMERIGON   AMERIGON
1306   BUMPER-HOOD OVER SLAM   2      COP      RUBBER               AMERIGON     AMERIGON   AMERIGON   AMERIGON
1307   BUMPER-HOOD GUIDE       2      COP      RUBBER               AMERIGON     AMERIGON   AMERIGON   AMERIGON
1308   WEATHER STRIP ASSY-HOOD
        (REAR)                 1     COP/      RUBBER               AMERIGON     AMERIGON   AMERIGON   AMERIGON
                                     MODIFY



                                                         DETAIL PARTS BODY
                                                                 &
                                                    PROCUREMENT RESPONSIBILITY

                                                                                 LIMITED PRODUCT
                                                                   ---------------------------------------------
1000   BODY                   QTY   COP/NEW   MATERIAL   PROCESS   ENGINEERING     TOOLS    PROTO(2)   PARTS(48)       REMARKS
---    --------------------   ---   -------   --------   --------  -----------   --------   --------   ---------   ---------------
1309   SEAL STRIP ASSY-HOOD    1     COP/                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
        (FRONT)                     MODIFY
1310   STRIKER ASSY-HOOD       1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
1311   LATCH ASSY-HOOD         1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
1312   HANDLE ASSY-HOOD        1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
        LATCH RELEASE
1313   CABLE ASSY-HOOD         1    COP/MODIFY                     AMERIGON      AMERIGON   AMERIGON   AMERIGON
        RELEASE

1400   DOOR
1401   PANEL-DR OUTER, LH      1      NEW        FRP       RTM     AMERIGON      AMERIGON   AMERIGON   SAMSUNG     SEE RTM NOTE
1402   PANEL-DR OUTER, RH      1      NEW        FRP       RTM     AMERIGON      AMERIGON   AMERIGON   SAMSUNG
1403   MEMBER ASSY-DOOR        1      NEW     STEEL/AL             AMERIGON      AMERIGON   AMERIGON   AMERIGON    PIPE
        REINFORCE, LH
1404   MEMBER ASSY-DOOR        1      NEW     STEEL/AL             AMERIGON      AMERIGON   AMERIGON   AMERIGON    PIPE
         REINFORCE, RH
1405   PANEL-DOOR INNER, LH    1      NEW     FRP          RTM     AMERIGON      AMERIGON   AMERIGON   SAMSUNG
1406   PANEL-DOOR INNER, RH    1      NEW     FRP          RTM     AMERIGON      AMERIGON   AMERIGON   SAMSUNG
1407   FRAME ASSY-DOOR, LH     1    COP/NEW   STEEL/AL             AMERIGON      AMERIGON   AMERIGON   AMERIGON
1408   FRAME ASSY-DOOR, RH     1    COP/NEW   STEEL/AL             AMERIGON      AMERIGON   AMERIGON   AMERIGON
1407   HINGE ASSY-DOOR UPPER,  1    COP/NEW   STEEL                AMERIGON      AMERIGON   AMERIGON   AMERIGON
        LH
1408   HINGE ASSY-DOOR UPPER,  1    COP/NEW   STEEL                AMERIGON      AMERIGON   AMERIGON   AMERIGON
        RH
1409   HINGE ASSY-DOOR LOWER,  1    COP/NEW   STEEL                AMERIGON      AMERIGON   AMERIGON   AMERIGON
        LH
1410   HINGE ASSY-DOOR LOWER,  1    COP/NEW   STEEL                AMERIGON      AMERIGON   AMERIGON   AMERIGON
        RH
1411   REGULATOR ASSY-DOOR     1    COP/MODIFY                     AMERIGON      AMERIGON   AMERIGON   AMERIGON
        WINDOW, LH
1412   REGULATOR ASSY-DOOR     1    COP/MODIFY                     AMERIGON      AMERIGON   AMERIGON   AMERIGON
        WINDOW, RH
1413   LATCH ASSY-DOOR, LH     1    COP/MODIFY                     AMERIGON      AMERIGON   AMERIGON   AMERIGON
1414   LATCH ASSY-DOOR, RH     1    COP/MODIFY                     AMERIGON      AMERIGON   AMERIGON   AMERIGON
1415   STRIKER ASSY-DOOR       2      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
1416   ROD DOOR INSIDE HANDLE, 1      NEW      STEEL               AMERIGON      AMERIGON   AMERIGON   AMERIGON
        LH
1417   ROD DOOR INSIDE HANDLE, 1      NEW      STEEL               AMERIGON      AMERIGON   AMERIGON   AMERIGON
        RH
1418   ROD DOOR SAFETY LOCK,   1      NEW      STEEL               AMERIGON      AMERIGON   AMERIGON   AMERIGON
        LH
1419   ROD DOOR SAFETY LOCK,   1      NEW      STEEL               AMERIGON      AMERIGON   AMERIGON   AMERIGON
        RH
1420   KNOB-DR SAFETY LOCK, LH 1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON



                                                         DETAIL PARTS BODY
                                                                 &
                                                    PROCUREMENT RESPONSIBILITY

                                                                                   LIMITED PRODUCT
                                                                  ---------------------------------------------
1000   BODY                   QTY   COP/NEW   MATERIAL   PROCESS   ENGINEERING     TOOLS    PROTO(2)   PARTS(48)       REMARKS
---    --------------------   ---   -------   --------   --------  -----------   --------   --------   ---------   ---------------
1421   KNOB-DOOR SAFETY        1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
        LOCK, RH
1422   HANDLE ASSY-DOOR        1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
        INSIDE, LH
1423   HANDLE ASSY-DOOR        1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
        INSIDE, RH
1424   HANDLE ASSY-DOOR        1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
        OUTSIDE, LH
1425   HANDLE ASSY-DOOR        1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
        OUTSIDE, RH
1426   CHECKER ASSY-DOOR,      1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
        LH
1427   CHECKER ASSY-DOOR, RH   1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
1428   GLASS-DOOR DROP, LH     1      NEW                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
1429   GLASS-DOOR DROP, RH     1      NEW                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
1430   CHANNEL-DOOR QUADRANT,  1      NEW                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
        LH
1431   CHANNEL-DOOR QUADRANT,  1      NEW                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
        RH
1432   RUN ASSY-DOOR GLASS, LH 1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
                                     MODIFY
1429   RUN ASSY-DOOR GLASS, RH 1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
                                     MODIFY
1430   CHANNEL-DOOR GUIDE, LH  1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
                                     MODIFY
1431   CHANNEL-DOOR GUIDE, RH  1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
                                     MODIFY
1432   WEATHER STRIP-BODY      1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
        SIDE, LH                     MODIFY
1433   WEATHER STRIP-BODY      1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
        SIDE, RH                     MODIFY
1434   WEATHER STRIP-DOOR      1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
        SIDE, LH                     MODIFY
1435   WEATHER STRIP-DOOR      1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
        SIDE, RH                     MODIFY
1436   WEATHER STRIP ASSY-BELT 1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
        OUTSIDE, LH                  MODIFY
1437   WEATHER STRIP ASSY-BELT 1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
        OUTSIDE, RH                  MODIFY
1438   WEATHER STRIP-BELT      1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
        INSIDE, LH                   MODIFY
1439   WEATHER STRIP-BELT      1      COP/                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
        INSIDE, RH                  MODIFY
1440   PANEL ASSY-DOOR TRIM,   1      NEW       WOOD               AMERIGON      AMERIGON   AMERIGON   AMERIGON
        LH                                      STOCK/
                                                 FRP
1441   PANEL ASSY-DOOR TRIM,   1      NEW       WOOD               AMERIGON      AMERIGON   AMERIGON   AMERIGON
         RH                                     STOCK/
                                                 FRP
1442   PANEL ASSY-DOOR UPPER   1      NEW       CLOTH              AMERIGON      AMERIGON   AMERIGON   AMERIGON
        TRIM, RH
1143   PANEL ASSY-DOOR UPPER   1      NEW       CLOTH              AMERIGON      AMERIGON   AMERIGON   AMERIGON
        TRIM, LH
1444   MAP POCKET-FRONT DOOR   1      NEW        ABS               AMERIGON      AMERIGON   AMERIGON   AMERIGON
        TRIM, LH


                                                         DETAIL PARTS BODY
                                                                 &
                                                    PROCUREMENT RESPONSIBILITY


                                                                                        LIMITED PRODUCT
                                                                          ---------------------------------------------------
1000       BODY                       QTY  COP/NEW   MATERIAL   PROCESS   ENGINEERING   TOOLS    PROTO(2)  PARTS(48)  REMARKS
----    ---------                    ---- --------- ---------- --------- ------------- -------  --------   ---------  -------
1445  MAP POCKET-FRONT DOOR TRIM, RH   1    NEW        ABS                 AMERIGON    AMERIGON  AMERIGON  AMERIGON
1446  SEAL-DOOR TRIM, LH               1    NEW       VINYL                AMERIGON    AMERIGON  AMERIGON  AMERIGON
1447  SEAL-DOOR TRIM, RH               1    NEW       VINYL                AMERIGON    AMERIGON  AMERIGON  AMERIGON
1448  HANDLE ASSY-DOOR GRIP, LH        1    NEW                            AMERIGON    AMERIGON  AMERIGON  AMERIGON
1449  HANDLE ASSY-DOOR GRIP, RH        1    NEW                            AMERIGON    AMERIGON  AMERIGON  AMERIGON

1500  TAIL GATE
1501  PANEL-TAIL GATE OUTER            1    NEW        FRP       RTM       AMERIGON    AMERIGON  AMERIGON  SAMSUNG    SEE RTM NOTE
1502  PANEL-TAIL GATE INNER            1    NEW        FRP       RTM       AMERIGON    AMERIGON  AMERIGON  SAMSUNG
1503  HINGE ASSY-TAIL GATE, LH         1  COP/NEW                          AMERIGON    AMERIGON  AMERIGON  AMERIGON
1504  HINGE ASSY-TAIL GATE, RH         1  COP/NEW                          AMERIGON    AMERIGON  AMERIGON  AMERIGON
1505  BUMPER-TAIL GATE OVER SLAM       2    COP                            AMERIGON    AMERIGON  AMERIGON  AMERIGON
1504  LIFTER-TAIL GATE                 2    COP                            AMERIGON    AMERIGON  AMERIGON  AMERIGON
1505  STRIKER ASSY-TAIL GATE           1    COP                            AMERIGON    AMERIGON  AMERIGON  AMERIGON
1506  LATCH ASSY-TAIL GATE             1    COP                            AMERIGON    AMERIGON  AMERIGON  AMERIGON
1507  DOOR ASSY-BATTERY RECHARGE       1    NEW        FRP                 AMERIGON    AMERIGON  AMERIGON  SAMSUNG
1508  BUMPER-BATTERY RECHARGE
      OVER SLAM                        2    COP       RUBBER               AMERIGON    AMERIGON  AMERIGON  AMERIGON
1509  BATTERY RECHARGE DOOR LOCK SYS.  *    COP                            AMERIGON    AMERIGON  AMERIGON  AMERIGON  INCLUDE CABLE
1510  WEATHER STRIP-TAIL GATE          1 COP/MODIFY                        AMERIGON    AMERIGON  AMERIGON  AMERIGON

1600  KEY SET
1601  KEY SET                          1    COP                            AMERIGON    AMERIGON  AMERIGON  AMERIGON



                                                    DETAIL PARTS INTERIOR TRIM
                                                                 &
                                                    PROCUREMENT RESPONSIBILITY

                                                                                    LIMITED PRODUCT
                                                                          ---------------------------------------
2000  INTERIOR TRIM                QTY COP/NEW   MATERIAL     PROCESS     ENGINEERING  TOOLS   PROTO(2)   PARTS(48) REMARKS
----  -----------------            --- ------    --------     -------     ----------- -------- --------   --------  -------
2100  INSTRUMENT PANEL
2101  INSTRUMENT PANEL ASSY         1    NEW   ABS/PC OR PP  INJECTION     AMERIGON   AMERIGON  AMERIGON  AMERIGON
2102  GLOVE BOX ASSY                1    NEW    ABS OR PP    INJECTION     AMERIGON   AMERIGON  AMERIGON  AMERIGON
2103  LOCK ASSY-GLOVE BOX           1    COP                               AMERIGON   AMERIGON  AMERIGON  AMERIGON  W/O KEY
2104  CLUSTER FACIA PANEL           1    NEW       ABS     VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2105  CENTER FACIA PANEL            1    NEW       ABS     SHI WANTS INJ.  AMERIGON   AMERIGON  AMERIGON  AMERIGON
2106  TRAY-CTR FACIA                1    NEW       ABS     SHI WANTS INJ.  AMERIGON   AMERIGON  AMERIGON  AMERIGON  PUSH & SLIDING
2107  SHROUD-STEERING COLUMN - UPR  1  COP/NEW  PP OR ABS  VAC CAST/FORM   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2108  SHROUD-STEERING COLUMN - LWR  1  COP/NEW  PP OR ABS  VAC CAST/FORM   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2109  CONSOLE ASSY                  1    NEW       ABS     VAC CAST/FORM   AMERIGON   AMERIGON  AMERIGON  SAMSUNG
2200  SIDE TRIM
2201  FR & CTR PLR TRIM ASSY - LH   1    NEW       ABS     VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2202  FR & CTR PLR TRIM ASSY - RH   1    NEW       ABS     VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2203  QTR INR TRIM ASSY - LH        1    NEW       ABS     VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2204  QTR INR TRIM ASSY - RH        1    NEW       ABS     VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2205  QTR INR CTR TRIM ASSY - LH    1    NEW   ABS + CLOTH VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON  CLOTH COVER'G
2206  QTR INR CTR TRIM ASSY - RH    1    NEW   ABS + CLOTH VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON  CLOTH COVER'G
2207  COWL SIDE TRIM ASSY - LH      1    NEW       ABS     VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2208  COWL SIDE TRIM ASSY - RH      1    NEW       ABS     VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2209  DR SCUFF TRIM ASSY - LH       1    NEW       ABS     VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2210  DR SCUFF TRIM ASSY - RH       1    NEW       ABS     VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2211  REAR PLR TRIM ASSY - LH       1    NEW       ABS     VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2212  REAR PLR TRIM ASSY - RH       1    NEW       ABS     VACUUM FORM'G   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2300  ROOF TRIM
2301  HEAD LINING ASSY              1    NEW      CLOTH     HOT PRESS      AMERIGON   AMERIGON  AMERIGON  AMERIGON
2302  ASSIST HANDLE ASSY            1    COP               RETRACT. TYPE   AMERIGON   AMERIGON  AMERIGON  AMERIGON
2303  SUN VISOR ASSY - LH           1    COP              MEET TO H/LING   AMERIGON   AMERIGON  AMERIGON  SAMSUNG
2304  SUN VISOR ASSY - RH           1    COP              MEET TO H/LING   AMERIGON   AMERIGON  AMERIGON  SAMSUNG


                                                    DETAIL PARTS INTERIOR TRIM
                                                                 &
                                                    PROCUREMENT RESPONSIBILITY

                                                                                       LIMITED PRODUCT
                                                                            -------------------------------------
2000 INTERIOR TRIM                 QTY COP/NEW     MATERIAL       PROCESS   ENGINEERING TOOLS   PROTO(2) PARTS(48)  REMARKS
---- ---------------               --- -------    -----------    --------   ----------- -----   -------  --------   --------
2400 TRUNK TRIM
2401 REAR SHELF CENTER TRIM         1   NEW   W/STOCK + W/PAPER  HOT PRESS   AMERIGON  AMERIGON AMERIGON AMERIGON W/STOCK;WOODSTOCK
2402 LUGGAGE SIDE TRIM ASSY - LH    1   NEW   BOARD + W/PAPER    HOT PRESS   AMERIGON  AMERIGON AMERIGON AMERIGON
2403 LUGGAGE SIDE TRIM ASSY - RH    1   NEW   BOARD + W/PAPER    HOT PRESS   AMERIGON  AMERIGON AMERIGON AMERIGON
2404 LUGGAGE REAR TRIM  ASSY        1   NEW   BOARD + W/PAPER    HOT PRESS   AMERIGON  AMERIGON AMERIGON AMERIGON
2405 LUGGAGE MAT                    1   NEW   W/PAPER        TRIM'G OR CUT'G AMERIGON  AMERIGON AMERIGON AMERIGON
2500 FLOOR & BRACKETS
2501 FLOOR CARPET ASSY              1   NEW    NEEDLE TYPE       HOT PRESS  AMERIGON  AMERIGON AMERIGON AMERIGON
2502 BRACKET-CLUSATER GAUGE MTG.LH  1   NEW      SPCC              PRESS    AMERIGON  AMERIGON AMERIGON AMERIGON SUPPORT TO I/P
2503 BRACKET-CLUSATER GAUGE MTG.RH  1   NEW      SPCC              PRESS    AMERIGON  AMERIGON AMERIGON AMERIGON SUPPORT TO I/P
2504 BRACKET-GL/BOX HINGE MTG       1   NEW      SPCC              PRESS    AMERIGON  AMERIGON AMERIGON AMERIGON SUPPORT TO GL/BOX
2505 STRIKER ASSY-GL/BOX            1 COP/NEW    SM2SC             PRESS    AMERIGON  AMERIGON AMERIGON AMERIGON
2506 BRACKET ASSY-CTR SUPPORT       1   NEW      SPCC              PRESS    AMERIGON  AMERIGON AMERIGON AMERIGON SUPPORT TO I/P
2600 VENTILATION
2601 NOZZLE ASSY-DEFROSTER          1   COP      ABS                        AMERIGON  AMERIGON AMERIGON AMERIGON SAMSUNG TO APPROVE
2602 NOZZLE ASSY-DEFROSTER SIDE, LH 1   COP      ABS                        AMERIGON  AMERIGON AMERIGON AMERIGON STYLING
2603 NOZZLE ASSY-DEFROSTER SIDE, RH 1   COP      ABS                        AMERIGON  AMERIGON AMERIGON AMERIGON
2604 VENT LOUVER ASSY-CTR           1   COP      ABS                        AMERIGON  AMERIGON AMERIGON AMERIGON
2605 VENT LOUVER ASSY-SIDE, LH      1   COP      ABS                        AMERIGON  AMERIGON AMERIGON AMERIGON
2606 VENT LOUVER ASSY-SIDE, RH      1   COP      ABS                        AMERIGON  AMERIGON AMERIGON AMERIGON
2607 HOSE ASSY-SIDE DEFROSTER, LH   1   NEW      PP                         AMERIGON  AMERIGON AMERIGON AMERIGON USE BEST PROCESS
2608 HOSE ASSY-SIDE DEFROSTER, RH   1   NEW      PP                         AMERIGON  AMERIGON AMERIGON AMERIGON USE BEST PROCESS
2609 DUCT ASSY-CTR AIR VENT         1   NEW      ABS                        AMERIGON  AMERIGON AMERIGON AMERIGON USE BEST PROCESS
2610 DUCT ASSY-SIDE AIR VENT, LH    1   NEW      ABS                        AMERIGON  AMERIGON AMERIGON AMERIGON USE BEST PROCESS
2611 DUCT ASSY-SIDE AIR VENT, RH    1   NEW      ABS                        AMERIGON  AMERIGON AMERIGON AMERIGON USE BEST PROCESS
2612 HEATER CONTROL                     COP                                 AMERIGON  AMERIGON AMERIGON AMERIGON
2613 HEATER ASSY                        COP                                 AMERIGON  AMERIGON AMERIGON AMERIGON ELECTRIC

                                                           PAGE 6 OF 15


                                                  DETAIL PARTS INTERIOR TRIM
                                                               &
                                                  PROCUREMENT RESPONSIBILITY

                                                                                       LIMITED PRODUCT
                                                                    ----------------------------------------------------
2000  INTERIOR TRIM             QTY   COP/NEW    MATERIAL  PROCESS  ENGINEERING     TOOLS        PROTO(2)      PARTS(48)   REMARKS
----  -------------             ---   -------    --------  -------  -----------     -----        --------      ---------   -------
2700  SEAT
2701  FRONT SEAT ASSY, LH        1   COP/MODIFY                      AMERIGON      AMERIGON      AMERIGON      AMERIGON
2702  FRONT SEAT ASSY, RH        1   COP/MODIFY                      AMERIGON      AMERIGON      AMERIGON      AMERIGON
2703  HEAD REST ASSY             2   COP/MODIFY                      AMERIGON      AMERIGON      AMERIGON      AMERIGON
2704  CUSHION ASSY-REAR SEAT     1   COP/MODIFY                      AMERIGON      AMERIGON      AMERIGON      AMERIGON
2705  BACK ASSY-REAR SEAT        1   COP/MODIFY                      AMERIGON      AMERIGON      AMERIGON      AMERIGON



2800  SEAT BELT
2801  BELT ASSY-FRONT SEAT, LH   1      COP                          AMERIGON      AMERIGON      SAMSUNG       SAMSUNG     ELR 3PT
2802  BELT ASSY-FRONT SEAT, RH   1      COP                          AMERIGON      AMERIGON      SAMSUNG       SAMSUNG     ELR 3PT
2803  BELT ASSY-FRONT SEAT, LH   1      COP                          AMERIGON      AMERIGON      SAMSUNG       SAMSUNG     ELR 3PT
2804  BELT ASSY-FRONT SEAT, RH   1      COP                          AMERIGON      AMERIGON      SAMSUNG       SAMSUNG     ELR 3PT


                                 DETAIL PARTS EXTERIOR TRIM
                                              &
                                 PROCUREMENT RESPONSIBILITY



3000  EXTERIOR TRIM                        QTY   COP/NEW    MATERIAL           PROCESS
----  -------------                        ---   -------    --------           -------
3100  LAMP
3101  LAMP ASSY-HEAD, LH (WITH T/SIGNAL)    1      NEW       LENS:PC        LENS:INJECTION
3102  LAMP ASSY-HEAD, RH (WITH T/SIGNAL)    1                              HGS:VACUUM CAST'G
3103  LAMP ASSY-FRONT FOG                   2    NEW/COP

3104  LAMP ASSY REAR COMB, LH               1      NEW      LENS:ACRYL      LENS:INJECTION
3105  LAMP ASSY REAR COMB, RH               1                              HGS:VACUUM CAST'G
3106  LAMP ASSY-LICENSE PLATE               2      COP

3200  MIRROR & GLASS
3201  MIRROR ASSY-INSIDE REAR VIEW          1      COP
3202  MIRROR ASSY-OUTSIDE REAR VIEW, LH     1   COP/MODIFY                 BASE PLATE:NEW OR
3203  MIRROR ASSY-OUTSIDE REAR VIEW, RH     1                                   MODIFY
3204  GLASS ASSY-WINDSHIELD                 1      NEW        GLASS
3205  GLASS ASSY-TAIL GATE                  1      NEW        GLASS
3206  GLASS ASSY-FIXED GLASS, LH/RH        1/1     NEW        GLASS
3207  COVER ASSY-COWL TOP                   1    COP/NEW    ABS OR PP        VACUUM CASTING
3208  MOULD'G ASSY-WINDSHIELD GLASS         1    COP/NEW       PVC              EXTRUSION
3209  MOULD'G ASSY-TAIL GATE                1    COP/NEW       PVC              EXTRUSION
3210  MOULD'G ASSY-FIXED GLASS, LH/RH      1/1   COP/NEW       PVC              EXTRUSION

3300  BUMPER
3301  COVER-FRONT BUMPER                    1       NEW        TPO            INJECTION OR ?
3302  RAIL-FRONT BUMPER                     1       NEW        AL
3303  COVER-REAR BUMPER                     1       NEW        TPO            INJECTION OR ?
3304  RAIL-REAR BUMPER                      1       NEW        AL

3400  WIPER & WASHER
3401  WIPER ASSY-WINDSHIELD (WITH LINKAGE)  1    COP/MODIFY
3402  WASHER ASSY-WINDSHIELD                1       COP
3403  RESERVOIR ASSY-WINDSHIELD WASHER      1       COP


                       LIMITED PRODUCT
-------------------------------------------------------------
ENGINEERING        TOOLS           PROTO(2)         PARTS(48)             REMARKS
-----------        -----           --------         ---------             -------

 AMERIGON         AMERIGON         AMERIGON         AMERIGON             ECE 20.02
 AMERIGON         AMERIGON         AMERIGON         AMERIGON
 AMERIGON         AMERIGON         AMERIGON         AMERIGON         NEW LENS & MAT'L
                                                                         STYLING
 AMERIGON         AMERIGON         AMERIGON         AMERIGON
 AMERIGON         AMERIGON         AMERIGON         AMERIGON
 AMERIGON         AMERIGON         AMERIGON         AMERIGON

 AMERIGON         AMERIGON         AMERIGON         SAMSUNG           MEET TO STYLING
 AMERIGON         AMERIGON         AMERIGON         AMERIGON
 AMERIGON         AMERIGON         AMERIGON         AMERIGON          MEET TO STYLING
 AMERIGON         AMERIGON         AMERIGON         AMERIGON             LAMINATED
 AMERIGON         AMERIGON         AMERIGON         AMERIGON             TEMPERED
 AMERIGON         AMERIGON         AMERIGON         AMERIGON             TEMPERED
 AMERIGON         AMERIGON         AMERIGON         SAMSUNG
 AMERIGON         AMERIGON         AMERIGON         AMERIGON         SAMSUNG TO CONFIRM
 AMERIGON         AMERIGON         AMERIGON         AMERIGON         SAMSUNG TO CONFIRM
 AMERIGON         AMERIGON         AMERIGON         AMERIGON         SAMSUNG TO CONFIRM


 AMERIGON         AMERIGON         AMERIGON         AMERIGON             FMVSS 215
 AMERIGON         AMERIGON         AMERIGON         AMERIGON          FRONT END FRAME
 AMERIGON         AMERIGON         AMERIGON         AMERIGON             FMVSS 215
 AMERIGON         AMERIGON         AMERIGON         AMERIGON           REAR END FRAME


 AMERIGON         AMERIGON         AMERIGON         AMERIGON           2 SPEED INTERM'T
 AMERIGON         AMERIGON         AMERIGON         SAMSUNG
 AMERIGON         AMERIGON         AMERIGON         SAMSUNG            WITH HOSE ASSY


                                                  DETAIL PARTS INTERIOR TRIM
                                                               &
                                                  PROCUREMENT RESPONSIBILITY

                                                                                       LIMITED PRODUCT
                                                                   ----------------------------------------------
3000  EXTERIOR TRIM           QTY  COP/NEW  MATERIAL   PROCESS     ENGINEERING    TOOLS     PROTO(2)    PARTS(48)   REMARKS
----  -------------           ---  -------  --------   -------     -----------    -----     --------    ---------   -------
3500  TRIM
3501  EMBLEM                   1     NEW      TAPE                   SAMSUNG     SAMSUNG     SAMSUNG     SAMSUNG   DESIGN BY SAMSUNG
3502  WHEEL GUARD-FRONT, LH    1     NEW       PE   VACUUM FORMING   AMERIGON    AMERIGON    AMERIGON    SAMSUNG
3503  WHEEL GUARD-FRONT, RH    1     NEW       PE   VACUUM FORMING   AMERIGON    AMERIGON    AMERIGON    SAMSUNG
3504  WHEEL GUARD-REAR, LH     1     NEW       PE   VACUUM FORMING   AMERIGON    AMERIGON    AMERIGON    SAMSUNG
3505  WHEEL GUARD-REAR, RH     1     NEW       PE   VACUUM FORMING   AMERIGON    AMERIGON    AMERIGON    SAMSUNG
3506  MUD GUARD-FRONT, LH/RH  1/1  NEW/COP          VACUUM FORMING   AMERIGON    AMERIGON    AMERIGON    SAMSUNG   MEET TO STYLING
3507  MUD GUARD-FRONT, LH/RH  1/1  NEW/COP          VACUUM FORMING   AMERIGON    AMERIGON    AMERIGON    SAMSUNG   MEET TO STYLING


                                                     DETAIL PARTS POWER TRAIN
                                                                 &
                                                    PROCUREMENT RESPONSIBILITY

5000  POWER TRAIN                             QTY   COP/NEW        MATERIAL         PROCESS
----  -----------                             ---   -------      ----------       ---------
5001  TRANS AXLE ASSY-MANUAL                   1      COP/NEW
5002  PINION-SPEEDOMETER                       1        COP      PLASTIC OR STEEL   INJECTION
5003  RING-LOCK, SPEEDOMETER PINION            1        COP      PLASTIC OR STEEL   INJECTION
5004  SEAL-O RING, SPEEDOMETER PINION          1        COP          RUBBER         INJECTION
5005  COUPLING-INPUT SHAFT, TRANS              1      COP/NEW     OVER S45C         MACHINING
5006  ADAPTER PLATE-CLUTCH HOUSING             1        NEW          AL           CAST'G/MACHIN'G
5007  DOWEL PIN-BLOCK TO TRANSMISSION          2      COP/NEW       SICC            MACHINING
5008  BRACKET & INSULATOR ASSY(MOTOR & T/M)   3-4   COP/MODIFY    STEEL-RUBBER



                                                              LIMITED PRODUCT
                                               ------------------------------------------
5000  POWER TRAIN                              ENGINEERING    TOOLS   PROTO(2)  PARTS(48)         REMARKS
----  -----------                              -----------    -----   --------  ---------         -------
5001  TRANS AXLE ASSY-MANUAL                   AMERIGON     AMERIGON  AMERIGON  AMERIGON
5002  PINION-SPEEDOMETER                       AMERIGON     AMERIGON  AMERIGON  AMERIGON          ABLE TO CHANGE WITH
5003  RING-LOCK, SPEEDOMETER PINION            AMERIGON     AMERIGON  AMERIGON  AMERIGON          SPEEDO METER GEAR
5004  SEAL-O RING, SPEEDOMETER PINION          AMERIGON     AMERIGON  AMERIGON  AMERIGON          ASSY-COP PART ONLY
5005  COUPLING-INPUT SHAFT, TRANS              AMERIGON     AMERIGON  AMERIGON  AMERIGON
5006  ADAPTER PLATE-CLUTCH HOUSING             AMERIGON     AMERIGON  AMERIGON  AMERIGON
5007  DOWEL PIN-BLOCK TO TRANSMISSION          AMERIGON     AMERIGON  AMERIGON  AMERIGON
5008  BRACKET & INSULATOR ASSY(MOTOR & T/M)    AMERIGON     AMERIGON  AMERIGON  AMERIGON          BRACKET;MODIFY


                                                       DETAIL PARTS CHASSIS
                                                                 &
                                                    PROCUREMENT RESPONSIBILITY

6000  CHASSIS                                 QTY   COP/NEW        MATERIAL         PROCESS
----  -------                                 ---   -------       ---------         -------
6100  BRAKE
6101  FRONT WHEEL BRAKE ASSY, LH               1      COP
6102  FRONT WHEEL BRAKE ASSY, RH               1      COP
6103  REAR WHEEL BRAKE ASSY, LH                1      COP
6104  REAR WHEEL BRAKE ASSY, RH                1      COP
6105  BRAKE PEDAL ASSY                         1      COP
6106  BRAKE MASTER CYLINDER & BOOSTER          1      COP
6107  BRAKE FLUID LINE                         1    COP/MODIFY
6108  VACUUM HOSE                              1    COP/MODIFY
6109  VACUUM PUMP                              1      COP
6110  VACUUM PUMP MOUNT'G BRACKET              1      NEW              AL
6111  PARKING BRAKE & CABLE                    1    COP/MODIFY


6200  SUSPENSION
6201  FRONT HUB & KNUCKLE ASSY, LH             1      COP
6202  FRONT HUB & KNUCKLE ASSY, RH             1      COP
6203  FRONT STRUT ASSY, LH                     1      COP
6204  FRONT STRUT ASSY, RH                     1      COP
6205  LOWER ARM                                1      COP
6206  STABILIZER BAR                           1      COP/NEW
6207  CROSS MEMBER                             1      COP
6208  REAR AXLE ASSY, LH                       1      COP
6209  REAR AXLE ASSY, RH                       1      COP
6210  REAR STRUT ASSY, LH                      1      COP
6211  REAR STRUT ASSY, RH                      1      COP
6212  REAR SUSPENSION CONTROL ARM              *      COP



                                                             LIMITED PRODUCT
                                               ------------------------------------------
6000  CHASIS                                   ENGINEERING    TOOLS   PROTO(2)   PARTS(48)         REMARKS
----  ------                                   -----------    -----   --------   ---------
6100  BRAKE
6101  FRONT WHEEL BRAKE ASSY, LH               AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6102  FRONT WHEEL BRAKE ASSY, RH               AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6103  REAR WHEEL BRAKE ASSY, LH                AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6104  REAR WHEEL BRAKE ASSY, RH                AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6105  BRAKE PEDAL ASSY                         AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6106  BRAKE MASTER CYLINDER & BOOSTER          AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6107  BRAKE FLUID LINE                         AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6108  VACUUM HOSE                              AMERIGON     AMERIGON  AMERIGON   AMERIGON          SAME AS EV ITEM
6109  VACUUM PUMP                              AMERIGON     AMERIGON  AMERIGON   AMERIGON          SAME AS EV ITEM
6110  VACUUM PUMP MOUNT'G BRACKET              AMERIGON     AMERIGON  AMERIGON   AMERIGON
6111  PARKING BRAKE & CABLE                    AMERIGON     AMERIGON  AMERIGON   SAMSUNG


6200  SUSPENSION
6201  FRONT HUB & KNUCKLE ASSY, LH             AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6202  FRONT HUB & KNUCKLE ASSY, RH             AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6203  FRONT STRUT ASSY, LH                     AMERIGON     AMERIGON  AMERIGON   SAMSUNG           AMERIGON SUPPLY ALL SPRINGS
6204  FRONT STRUT ASSY, RH                     AMERIGON     AMERIGON  AMERIGON   SAMSUNG           AMERIGON SUPPLY ALL SPRINGS
6205  LOWER ARM                                AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6206  STABILIZER BAR                           AMERIGON     AMERIGON  AMERIGON   AMERIGON
6207  CROSS MEMBER                             AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6208  REAR AXLE ASSY, LH                       AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6209  REAR AXLE ASSY, RH                       AMERIGON     AMERIGON  AMERIGON   SAMSUNG
6210  REAR STRUT ASSY, LH                      AMERIGON     AMERIGON  AMERIGON   SAMSUNG           AMERIGON SUPPLY ALL SPRINGS
6211  REAR STRUT ASSY, RH                      AMERIGON     AMERIGON  AMERIGON   SAMSUNG           AMERIGON SUPPLY ALL SPRINGS
6212  REAR SUSPENSION CONTROL ARM              AMERIGON     AMERIGON  AMERIGON   SAMSUNG


                                                       DETAIL PARTS CHASSIS
                                                                 &
                                                    PROCUREMENT RESPONSIBILITY


6000  CHASSIS                                 QTY     COP/NEW      MATERIAL         PROCESS
----  -------                                 ---   ----------   ----------       ---------
6300  STEERING
6301  STEERING WHEEL                           1    COP/MODIFY
6302  STEERING COLUMN & SHAFT                  1    COP/MODIFY
6303  POWER STEERING GEAR BOX                  1      COP
6304  POWER STEERING PUMP                      1      COP
6305  POWER STEERING PUMP MOUNT'G BRACKET      *      NEW
6306  POWER STEERING HOSE                      *    COP/MODIFY
6307  POWER STEERING MOTOR                     1      COP
6308  POWER STEERING MOTOR MOUNT'G BRACKET     1      NEW
6309  ACCEL. PEDAL & CABLE ASSY                *    COP/MODIFY


6400  DRIVE SHAFT
6401  DRIVE SHAFT, LH                               COP/NEW
6402  DRIVE SHAFT, RH                               COP/NEW


6500  WHEEL & TIRE
6501  WHEEL                                    4      COP
6502  WHEEL COVER                              4      COP
6503  TIRE                                     4      COP
6504  TEMPORARY TIRE                           1      COP


                                                              LIMITED PRODUCT
                                               ------------------------------------------
6000  CHASIS                                   ENGINEERING    TOOLS   PROTO(2)   PARTS(48)         REMARKS
----  ------                                   -----------    -----   --------   --------          -------

6300  STEERING
6301  STEERING WHEEL                           AMERIGON      AMERIGON  AMERIGON   SAMSUNG
6302  STEERING COLUMN & SHAFT                  AMERIGON      AMERIGON  AMERIGON   SAMSUNG
6303  POWER STEERING GEAR BOX                  AMERIGON      AMERIGON  AMERIGON   SAMSUNG
6304  POWER STEERING PUMP                      AMERIGON      AMERIGON  AMERIGON   AMERIGON
6305  POWER STEERING PUMP MOUNT'G BRACKET      AMERIGON      AMERIGON  AMERIGON   AMERIGON
6306  POWER STEERING HOSE                      AMERIGON      AMERIGON  AMERIGON   SAMSUNG
6307  POWER STEERING MOTOR                     AMERIGON      AMERIGON  AMERIGON   AMERIGON          SAME AS EV ITEM
6308  POWER STEERING MOTOR MOUNT'G BRACKET     AMERIGON      AMERIGON  AMERIGON   AMERIGON
6309  ACCEL. PEDAL & CABLE ASSY                AMERIGON      AMERIGON  AMERIGON   SAMSUNG


6400  DRIVE SHAFT
6401  DRIVE SHAFT, LH                          AMERIGON      AMERIGON  AMERIGON   SAMSUNG           AMERIGON SUPPLY IF NEW
6402  DRIVE SHAFT, RH                          AMERIGON      AMERIGON  AMERIGON   SAMSUNG           AMERIGON SUPPLY IF NEW


6500  WHEEL & TIRE
6501  WHEEL                                    AMERIGON      AMERIGON  AMERIGON   SAMSUNG
6502  WHEEL COVER                              AMERIGON      AMERIGON  AMERIGON   SAMSUNG           REVIEW FOR STYLING
6503  TIRE                                     AMERIGON      AMERIGON  AMERIGON   SAMSUNG
6504  TEMPORARY TIRE                           AMERIGON      AMERIGON  AMERIGON   SAMSUNG



                                                       DETAIL PARTS ELECTRIC
                                                                 &
                                                    PROCUREMENT RESPONSIBILITY

                                                                                            LIMITED PRODUCT
                                                                             ---------------------------------------------
7000    ELECTRIC                        QTY   COP/NEW   MATERIAL   PROCESS   ENGINEERING   TOOLS      PROTO(2)   PARTS(48)
----    --------                        ---   -------   --------   -------   -----------   --------   --------   ---------
7001    HARNESS ASSY - MAIN              1      NEW
7002    HARNESS ASSY - ENGINE ROOM       1      NEW                          AMERIGON      AMERIGON   AMERIGON   SAMSUNG
7003    HARNESS ASSY - INSTRUMENT        1      NEW                          AMERIGON      AMERIGON   AMERIGON   SAMSUNG
7004    HARNESS ASSY - TRUNK ROOM        1      NEW                          AMERIGON      AMERIGON   AMERIGON   SAMSUNG
7005    HARNESS ASSY - ROOM LAMP         1      NEW                          AMERIGON      AMERIGON   AMERIGON   SAMSUNG
7006    HARNESS ASSY - DOOR (DRIVE)      1      NEW                          AMERIGON      AMERIGON   AMERIGON   SAMSUNG
7007    HARNESS ASSY - DOOR (ASSIST)     1      NEW                          AMERIGON      AMERIGON   AMERIGON   SAMSUNG
7008    HARNESS ASSY - CONTROL           1      NEW                          AMERIGON      AMERIGON   AMERIGON   SAMSUNG
7009    BATTERY                          1      COP                          AMERIGON      AMERIGON   AMERIGON   SAMSUNG
7010    BATTERY MOUNTING                 1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
7011    SWITCH ASSY - COMBINATION        1      COP                          AMERIGON      AMERIGON   AMERIGON   AMERIGON
7012    SWITCH ASSY - FOG LAMP           1     COP/NEW                       AMERIGON      AMERIGON   AMERIGON   AMERIGON
7013    SWITCH ASSY - STOP LAMP          1       COP                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
7014    SWITCH ASSY - POWER WINDOW (O)   1     COP/NEW                       AMERIGON      AMERIGON   AMERIGON   AMERIGON
7015    SWITCH ASSY - POWER WINDOW (A)   1     COP/NEW                       AMERIGON      AMERIGON   AMERIGON   AMERIGON
7016    SWITCH ASSY - HAZARD             1     COP/NEW                       AMERIGON      AMERIGON   AMERIGON   AMERIGON
7017    SWITCH ASSY - DOOR (D)           1       COP                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
7018    SWITCH ASSY - DOOR (A)           1       COP                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
7019    SWITCH ASSY - REAR HEATED        1       COP                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
7020    SWITCH ASSY - DIRECTION          1     COP/NEW                       AMERIGON      AMERIGON   AMERIGON   AMERIGON
7021    SWITCH ASSY - EMERGENCY          1       COP                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
7022    COVER - DOOR SWITCH              2       COP                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
7023    LIGHTER COMPL. - CIGARETTE       1       COP                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
7024    RELAY                            5       COP                         AMERIGON      AMERIGON   AMERIGON   SAMSUNG
7025    LAMP ASSY - ROOM                 1     COP/NEW                       AMERIGON      AMERIGON   AMERIGON   AMERIGON
7026    MOTOR ASSY - WINDSHIELD WIPER    1       COP                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
7027    MOTOR ASSY - WINDSHIELD WASHER   1       COP                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
7028    MOTOR ASSY - POWER WINDOW (LH)   1       COP                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
7029    MOTOR ASSY - POWER WINDOW (RH)   1       COP                         AMERIGON      AMERIGON   AMERIGON   AMERIGON
7030    AUDIO ASSY - ETR                 1       COP                         AMERIGON      AMERIGON   SAMSUNG    SAMSUNG
7031    ANTENNA ASSY - ROD               1       COP                         AMERIGON      AMERIGON   SAMSUNG    SAMSUNG
7032    SPEAKER ASSY - DOOR              2       COP                         AMERIGON      AMERIGON   SAMSUNG    SAMSUNG




7000    ELECTRIC                                  REMARKS
----    --------                                  -------
7001    HARNESS ASSY - MAIN
7002    HARNESS ASSY - ENGINE ROOM            AMERIGON TO SUPPLY
7003    HARNESS ASSY - INSTRUMENT            CONNECTORS & F. BOX
7004    HARNESS ASSY - TRUNK ROOM             DETAIL DRWGS, PLUS
7005    HARNESS ASSY - ROOM LAMP                MASTER HARNESS
7006    HARNESS ASSY - DOOR (DRIVE)           PLUS WIRE LENGTHS
7007    HARNESS ASSY - DOOR (ASSIST)
7008    HARNESS ASSY - CONTROL
7009    BATTERY
7010    BATTERY MOUNTING
7011    SWITCH ASSY - COMBINATION            MULTI-FUNCTION SW
7012    SWITCH ASSY - FOG LAMP               SAMSUNG TO APPROVE
7013    SWITCH ASSY - STOP LAMP               ALL SWITCH ASSYS.
7014    SWITCH ASSY - POWER WINDOW (D)              DRIVE
7015    SWITCH ASSY - POWER WINDOW (A)             ASSIST
7016    SWITCH ASSY - HAZARD
7017    SWITCH ASSY - DOOR (D)
7018    SWITCH ASSY - DOOR (A)
7019    SWITCH ASSY - REAR HEATED
7020    SWITCH ASSY - DIRECTION                 PRND SWITCH
7021    SWITCH ASSY - EMERGENCY
7022    COVER - DOOR SWITCH                        RUBBER
7023    LIGHTER COMPL. - CIGARETTE
7024    RELAY
7025    LAMP ASSY - ROOM
7026    MOTOR ASSY - WINDSHIELD WIPER
7027    MOTOR ASSY - WINDSHIELD WASHER
7028    MOTOR ASSY - POWER WINDOW (LH)         SWITCH ON CONSOLE
7029    MOTOR ASSY - POWER WINDOW (RH)
7030    AUDIO ASSY - ETR                      SUPPLIER: SAMSUNG
7031    ANTENNA ASSY - ROD                    SUPPLIER: SAMSUNG
7032    SPEAKER ASSY - DOOR                   SUPPLIER: SAMSUNG



                                                       DETAIL PARTS ELECTRIC
                                                                 &
                                                    PROCUREMENT RESPONSIBILITY


                                                                                                LIMITED PRODUCT
                                                                               ------------------------------------------------
7000    ELECTRIC                        QTY     COP/NEW   MATERIAL  PROCESS    ENGINEERING   TOOLS       PROTO(2)     PARTS(48)
----    --------                        ---     -------   --------  -------    -----------  --------     --------     ---------

7033    SPEAKER GRILLE - DOOR            2      COP/NEW                          AMERIGON   AMERIGON     AMERIGON     AMERIGON
7034    CLUSTER ASSY - INSTRUMENT        1      COP/NEW                          AMERIGON   AMERIGON     AMERIGON     AMERIGON
7035    SPEED SENSOR                     1        COP                            AMERIGON   AMERIGON     AMERIGON     AMERIGON
7036    INTERMITTENT WIPER RELAY         1        COP                            AMERIGON   AMERIGON     AMERIGON     AMERIGON
7037    FLASHER ASSY - COMBINATION       1        COP                            AMERIGON   AMERIGON     AMERIGON     AMERIGON
7038    SEAT BELT TIMER                  1        COP                            AMERIGON   AMERIGON     AMERIGON     AMERIGON
7039    FLASHER ASSY - COMBINATION       1        COP                            AMERIGON   AMERIGON     AMERIGON     AMERIGON
7040    HORN ASSY - HIGH                 1        COP                            AMERIGON   AMERIGON     AMERIGON     SAMSUNG
7041    DIGITAL CLOCK                    1      COP/NEW                          AMERIGON   AMERIGON     AMERIGON     AMERIGON




7000    ELECTRIC                                     REMARKS
----    --------                             -----------------------

7033    SPEAKER GRILLE - DOOR
7034    CLUSTER ASSY - INSTRUMENT            SAMSUNG TO APPROVE
7035    SPEED SENSOR                          CABLELESS TYPE
7036    INTERMITTENT WIPER DELAY                WITH TIMMER
7037    FLASHER ASSY - COMBINATION
7038    SEAT BELT TIMER                      LIGHT PLUS CHIME
7039    FLASHER ASSY - COMBINATION
7040    HORN ASSY - HIGH                     SINGLE HORN TYPE
7041    DIGITAL CLOCK



                                                   DETAIL PARTS ELECTRIC VEHICLE
                                                                 &
                                                    PROCUREMENT RESPONSIBILITY

                                                                            LIMITED PRODUCT
                                                                   ---------------------------------
8000    ELECTRIC            QTY     COP/NEW   MATERIAL  PROCESS    ENGINEERING    TOOLS      PROTO(2)     PARTS(48)     REMARKS
----    --------            ---     -------   --------  -------    -----------   --------    --------     ---------     -------

8001    MOTOR                1        COP                            AMERIGON    AMERIGON    AMERIGON      SAMSUNG
8002    CONTROLLER           1        COP                            AMERIGON    AMERIGON    AMERIGON      SAMSUNG
8003    CHARGING UNIT        1        COP                            AMERIGON    AMERIGON    AMERIGON      SAMSUNG    MAIN & 12V
8004    BATTERY              28       COP     LEAD ACID              AMERIGON    AMERIGON    AMERIGON      SAMSUNG    QTY HAVE TO
                                                                                                                    ACCORD TO MOTOR
                                                                                                                     & CONTROLLER
8005    POWER BRAKE SYSTEM   1        COP                            AMERIGON    AMERIGON    AMERIGON      AMERIGON
8006    POWER STEERING UNIT  1        COP                            AMERIGON    AMERIGON    AMERIGON      AMERIGON
8007    SAFETY UNIT          1        COP                            AMERIGON    AMERIGON    AMERIGON      AMERIGON


     * REGULATION
     FOOT BRAKE STOPPING DISTANCE; 29 m OR LESS (AT SPEED OF 50Em/h
     PARKING BRAKE; VEHICLE SHALL BE CAPABLE OF HOLDING MECHANICALLY THE MOTOR VEHICLE STATIONARY ON A DRIVE PAVED ROAD WITH 20% (11.6) GRADIENT (AT THE STATE OF G.V.B.) OTHER PARTS NOT SHOWN ON LIST WILL BE DESIGNED & SUPPLIED BY AMERIGON. ALL PARTS RELATED TO STYLING WILL BE CONFIRMED WITH SAMSUNG.